HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

MANAGEMENT'S LETTER                                           SEPTEMBER 30, 1995
--------------------------------------------------------------------------------


PERFORMANCE

The aggregate total return for the Heitman/PRA Institutional Class of the Heitman Real Estate Fund (the "Fund") for the third quarter of 1995 was 6.71%. The year-to-date aggregate total return from January 1, 1995 through September 30, 1995 was 5.84%. For the twelve month period October 1, 1994 through
September 30, 1995, the average annual total return was 6.53%. The average total return for the five year and since inception (March 13, 1989) periods ended September 30, 1995 were 13.74% and 6.10%, respectively. Aggregate total returns for the Advisor Class may be found in the Financial Highlights section of this report.

As we reported in last quarter's letter, we have moved towards a strategy of greater diversification in the Fund portfolio. Additionally, in response to what we viewed as more mature market conditions in the real estate securities market - contrasting the past eight quarters or so, which were driven largely by a constant progression of new initial public offerings - we have further refined our portfolio management process in order to give more weight to the relative valuations within our sector. The results of these two changes, which were implemented fully in the third quarter, have been very impressive. As reported by Lipper Analytical Services, Inc., our third quarter total return of 6.71% was among the highest of the real estate mutual funds. In addition, our portfolio has achieved a level of volatility (as defined as the standard deviation of the daily closing prices over the current quarter) that is substantially lower than that of the Wilshire Real Estate Securities Index(1) ("WRESI"). The implication is therefore that we achieved not only a superior total return in the third quarter, but, more importantly, a superior RISK-ADJUSTED total return.

A strong late September rally was behind the impressive quarterly performance of the WRESI, which logged a total return of 4.74% during the quarter. This was driven largely by an influx of new institutional and individual capital into the sector. As the more robust buoyancy in the broader equity markets seen earlier in the year begins to ebb, many institutional investors are giving the REIT sector a more serious look. Additionally, the message that the Wall Street brokerage houses have been hammering home for several quarters now finally seems to have taken hold somewhat among individual investors. Specifically, underlying real estate fundamentals, as they relate to most property types, continue to surge forward, and the yield spread between most REITs' dividend



-----------------------------------

(1) The Wilshire Real Estate Index is an unmanaged index of real estate securities.

     PAST  PERFORMANCE  IS  NOT PREDICTIVE OF FUTURE  RESULTS.   INVESTMENT
     RETURNS AND PRINCIPAL VALUES MAY FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                                         1
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  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

MANAGEMENT'S LETTER - CONTINUED                               SEPTEMBER 30, 1995
--------------------------------------------------------------------------------


yields(2) and the yield on the 10-year U.S. government bond(3) is at an historically high level. These market conditions have also been instrumental in the successful raising of over $5 billion in new equity in the public markets so far this year.

We agree that these components of our sector's total return have continued to perform reliably: the dividend yield on the REIT-only portion of the WRESI as of September 30, 1995 was 7.48% (compared to the 10-year government bond yield as of September 30, 1995 of 6.18%), and the average cash flow growth for companies in our sector has continued in the 8% range. However, on a year-to-date basis, the REIT sector has continued to lag the broader markets considerably.

Outlook

The cash flow growth prospects for 1996 in the universe of real estate companies that we monitor is estimated to be in excess of 8% on average. This is reflective of continuing improvement in supply and demand fundamentals for most property types. As the economy continues to expand, albeit at a somewhat more moderate pace, income, job and household growth create additional demand for all types of income-producing real estate. Furthermore, new supply additions, excess amounts of which are traditionally the bane of healthy real estate markets, have been remarkably few. The one notable exception to this trend has been in the apartment sector, where a number of regional markets have experienced significant amounts of new construction - not so much as to send these markets into an outright decline, but enough to absorb most of the incremental new demand, thereby preventing the type of rapid growth in rents that has prevailed over the last few years. Accordingly, we have taken steps to lighten our exposure to this sector, concentrating more on office and industrial property types, which are at much earlier stages in the real estate cycle, and for which new demand is outstripping what minuscule supply additions there have been. Finally, interest rates across the entire maturity spectrum continue to drop, increasing the relative attractiveness of the real estate sector in general and of relatively high yielding REIT stocks in particular. With all of



-----------------------------------

(2) A dividend yield is calculated by dividing a stock's annual dividend by its share price.

(3) Unlike stocks, government bonds are guaranteed by the U.S. government and, if held to maturity, offer both a fixed rate of return and fixed principal value.

     PAST  PERFORMANCE  IS  NOT PREDICTIVE OF FUTURE  RESULTS.   INVESTMENT
     RETURNS AND PRINCIPAL VALUES MAY FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

MANAGEMENT'S LETTER - CONTINUED                               SEPTEMBER 30, 1995
--------------------------------------------------------------------------------


these positive signals in the marketplace, we believe it may be only a matter of time before the REIT sector participates in the appreciation that its increasing stability and growth prospects warrant.

Once again, we appreciate your support and look forward to the opportunity to serve you in the future.



Sincerely,

/s/ Michael T. Oliver              /s/ Dean A. Sotter

Michael T. Oliver, CFA             Dean A. Sotter



/s/ Timothy J. Pire, CFA           /s/ Randy Newsome        /s/ James S. Corl

Timothy J. Pire, CFA               Randy Newsome            James Corl



November 14, 1995








     Heitman/PRA Institutional Class shares are distributed by Rodney Square Distributors, Inc. Advisor Class shares are distributed by ACG Capital Corporation.

     PAST  PERFORMANCE  IS  NOT PREDICTIVE OF FUTURE  RESULTS.   INVESTMENT
     RETURNS AND PRINCIPAL VALUES MAY FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.











                                        3
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  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

SCHEDULE OF INVESTMENTS (UNAUDITED)                           SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

                                                           NAREIT  MARKET VALUE
                                                 SHARES    CLASS     (NOTE 2)
                                                 ------    ------  ------------

COMMON STOCK - 93.9%
 Alexander Haagen Properties, Inc............    98,100    Equity $  1,140,413
 Avalon Properties, Inc......................   182,272    Equity    3,713,792
 Camden Property Trust.......................   102,552    Equity    2,268,963
 Centerpoint Properties Corp.................   168,800    Equity    3,776,900
 Charles E. Smith Residential Realty, Inc....    73,700    Equity    1,704,313
 Chateau Properties, Inc.....................   165,658    Equity    3,582,354
 Chelsea GCA Realty, Inc.....................    88,193    Equity    2,634,766
 Colonial Properties Trust...................   147,638    Equity    3,672,495
 Debartolo Realty Corp.......................   256,700    Equity    3,593,800
 Developers Diversified Realty Corp..........   117,130    Equity    3,528,541
 Duke Realty Investments, Inc................    10,000    Equity      311,250
 Equity Residential Properties Trust.........   122,400    Equity    3,687,300
 Evans Withycombe Residential, Inc...........   186,600    Equity    3,778,650
 Gables Residential Trust....................    71,500    Equity    1,608,750
 Grubb & Ellis Realty Income Trust*..........   189,700   Mortgage     199,185
 HGI Realty, Inc.............................    68,345    Equity    1,640,280
 Kimco Realty Corp...........................    90,500    Equity    3,608,687
 Liberty Property Trust......................    35,500    Equity      754,375
 Macerich Company (The)......................   145,300    Equity    3,087,625
 Merry Land & Investment Company, Inc........    85,400    Equity    1,804,075
 Oasis Residential, Inc......................   165,100    Equity    3,714,750
 Patriot American Hospitality, Inc...........    45,400    Equity    1,163,375
 Post Properties, Inc........................   114,677    Equity    3,554,987
 ROC Communities, Inc........................   163,244    Equity    3,775,017
 Rouse Company...............................    73,100    Equity    1,599,063
 Security Capital Industrial Trust...........   251,500    Equity    4,086,875
 Security Capital Pacific Trust..............   197,030    Equity    3,743,570
 Shurgard Storage Centers, Inc...............    50,600    Equity    1,258,675
 South West Property Trust...................   293,966    Equity    3,748,066
 Sovran Self Storage, Inc....................    99,000    Equity    2,462,625
 Spieker Properties, Inc.....................   163,400    Equity    3,921,600
 Storage Trust Realty........................   112,900    Equity    2,300,338
 Storage USA Inc.............................   109,900    Equity    3,393,162
 United Dominion Realty Trust................   181,500    Equity    2,586,375
 Vornado Realty Trust........................    94,600    Equity    3,547,500
 Wellsford Residential Property Trust........    74,100    Equity    1,583,888
                                                                   ------------

     TOTAL COMMON STOCK (COST $89,843,265)...                        96,536,380
                                                                   ------------





    The accompanying notes are an integral part of the financial statements.
                                        4
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  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED               SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

                                                   PAR             MARKET VALUE
                                                  (000)              (NOTE 2)
                                                  -----            ------------

CONVERTIBLE BONDS - 4.2%
 Liberty Property Trust, 8.00%, Due 07/01/01
   (COST $4,074,000).........................     4,074            $  4,292,977
                                                                   ------------
COMMERCIAL PAPER - 4.7%
 Merrill Lynch & Co., Inc., 6.50%, Due 10/02/95
   (COST $4,857,123).........................     4,858               4,857,123
                                                                   ------------

TOTAL INVESTMENTS (COST $98,774,388) - 102.8%..................     105,686,480

OTHER ASSETS AND LIABILITIES, NET - (2.8)%.....................      (2,876,364)
                                                                   ------------
NET ASSETS - 100.0%............................................    $102,810,116
                                                                   ============


*    Non-income producing security.




























    The accompanying notes are an integral part of the financial statements.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) - SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments, at market value (identified cost
    $98,774,388) (Note 3)..........................                $105,686,480
  Cash.............................................                      15,043
  Receivables:
    Dividends......................................                     988,697
    Interest.......................................                      81,480
    Investment securities sold.....................                     280,499
  Reimbursement due from Advisor...................                      14,076
                                                                   ------------
      TOTAL ASSETS.................................                 107,066,275
                                                                   ------------
LIABILITIES:
  Payables:
    Investment management fees (Note 4)............                      62,966
    Investment securities purchased................                   4,076,652
    Accrued expenses...............................                     116,541
                                                                   ------------
      TOTAL LIABILITIES............................                   4,256,159
                                                                   ------------
NET ASSETS:
  (Applicable to 12,260,342 shares of $0.001 par
    value beneficial interest issued and outstanding;
    unlimited number of shares authorized).........                $102,810,116
                                                                   ============
  Net asset value, offering price and redemption
    price per Institutional class share
    ($100,031,680 / 11,930,051)....................                       $8.38
                                                                          =====
  Net asset value and redemption price per
      Advisor class share ($2,778,436 / 330,291)...                       $8.41
                                                                           ====
  Offering price per Advisor class share
    ($8.41 / .9525)................................                       $8.83
                                                                           ====

SOURCE OF NET ASSETS:
  Paid-in capital..................................                $100,967,236
  Distributions in excess of net investment income.                      (5,937)
  Accumulated net realized loss on investments.....                  (5,063,275)
  Net unrealized appreciation of investments.......                   6,912,092
                                                                   ------------

NET ASSETS.........................................                $102,810,116
                                                                   ============





    The accompanying notes are an integral part of the financial statements.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

STATEMENT OF OPERATIONS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1995
     (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (Note 2)...............................                $  3,670,259
  Interest.........................................                     320,814
                                                                   ------------
      Total investment income......................                   3,991,073
                                                                   ------------

EXPENSES:
  Advisory fees (Note 4)...........................      $537,784
  Administration fees - Institutional shares
    (Note 4).......................................        71,446
  Administration fees - Advisor shares (Note 4)....         5,548
  Trustees' fees and expenses (Note 5).............        52,237
  Accounting fees - Institutional shares (Note 4)..        33,671
  Accounting fees - Advisor shares (Note 4)........         5,548
  Professional fees................................        80,409
  Custodian fees...................................        23,970
  Insurance........................................        49,697
  Federal Registration fees........................         1,001
  State Registration fees - Institutional shares...        19,277
  State Registration fees - Advisor shares.........           207
  Shareholder report fees - Institutional shares...         5,763
  Shareholder report fees - Advisor shares.........            39
  Distribution fees - Advisor shares (Note 4)......           722
  Shareholder Servicing fees - Advisor shares(Note 4)         722
  Transfer agent fees - Institutional shares.......        30,824
  Transfer agent fees - Advisor shares.............         3,995
  Other............................................        20,418
                                                        ---------
      Total expenses before expense reimbursement..       943,278
      Reimbursement from Advisor - Advisor shares..       (14,076)
                                                        ---------
        Expenses, net..............................                     929,202
                                                                   ------------

  Net investment income............................                   3,061,871
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from security transactions.....                  (2,910,113)
  Net change in unrealized appreciation of
    investments....................................                   5,111,749
                                                                   ------------

        Net realized and unrealized gain on investments               2,201,636
                                                                   ------------

  Net increase in net assets resulting from operations             $  5,263,507
                                                                   ============
    The accompanying notes are an integral part of the financial statements.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE
                                                      NINE-MONTH      FOR THE
                                                     PERIOD ENDED   THREE-MONTH
                                                     SEPTEMBER 30,  PERIOD ENDED
                                                        1995        DECEMBER 31,
                                                      (UNAUDITED)       1994
                                                     -------------  ------------
OPERATIONS:
  Net investment income (Note 2)...................    $3,061,871    $1,178,235
  Net realized loss from security transactions.....    (2,910,113)   (2,179,993)
  Net change in unrealized appreciation of
    investments....................................     5,111,749     1,423,853
                                                     ------------  ------------

    Net increase in net assets resulting from
      operations...................................     5,263,507       422,095
                                                     ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS - INSTITUTIONAL SHARES (NOTE 2):
  From net investment income ($0.26 and $0.10 per
    share, respectively)...........................    (3,051,782)   (1,186,472)
  From net capital gains ($0.00 and $0.77 per
    share, respectively)...........................             0    (9,104,451)
  From tax return of capital ($0.12 and $0.11
    per share, respectively).......................    (1,424,827)   (1,301,682)

DISTRIBUTIONS TO SHAREHOLDERS - ADVISOR SHARES (NOTE 2):
  From net investment income ($0.17 and $0.00
    per share, respectively).......................       (24,334)           --
  From net capital gains ($0.00 and $0.00
    per share, respectively).......................             0            --
  From tax return of capital ($0.08 and $0.00
    per share, respectively).......................       (11,377)           --
                                                     ------------  ------------
    Total distributions paid to shareholders.......   (4,512,320)  (11,592,605)
                                                     ------------  ------------














    The accompanying notes are an integral part of the financial statements.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

--------------------------------------------------------------------------------

                                                       FOR THE
                                                      NINE-MONTH      FOR THE
                                                     PERIOD ENDED   THREE-MONTH
                                                     SEPTEMBER 30,  PERIOD ENDED
                                                        1995        DECEMBER 31,
                                                      (UNAUDITED)       1994
                                                     -------------  ------------
CAPITAL SHARE TRANSACTIONS:
  Receipt from Institutional shares sold...........    15,662,841     5,006,204
  Receipt from Institutional shares issued on
    reinvestment of distributions..................     2,166,948     6,867,624
  Institutional shares redeemed....................   (24,056,346)  (11,402,549)
  Receipt from Advisor shares sold.................     7,927,703            --
  Receipt from Advisor shares issued on reinvestment
    of distributions...............................        30,691            --
  Advisor shares redeemed..........................    (5,241,542)           --
                                                     ------------  ------------
    Increase (decrease) in net assets resulting
      from capital share transactions(a)...........   (3,509,705)       471,279
                                                     ------------  ------------

      TOTAL DECREASE IN NET ASSETS                     (2,758,518)  (10,699,231)

NET ASSETS:
  Beginning of period..............................   105,568,634   116,267,865
                                                     ------------  ------------
  End of period (including undistributed net
    investment income of $(5,937) and $8,308,
    respectively)..................................  $102,810,116  $105,568,634
                                                     ============  ============

(a)Transactions in shares of beneficial interest were:
  Institutional shares sold........................     1,933,455       579,574
  Institutional shares issued on reinvestment of
    distributions..................................       271,444       838,537
  Institutional shares redeemed....................    (3,001,607)   (1,291,748)
  Advisor shares sold..............................       951,366            --
  Advisor shares issued on reinvestment of
    distributions..................................         3,662            --
  Advisor shares redeemed..........................     (624,737)            --
                                                     ------------  ------------
  Net increase (decrease) in shares                      (466,417)      126,363
  Shares outstanding - Beginning balance...........    12,726,759    12,600,396
                                                     ------------  ------------
  Shares outstanding - Ending balance..............    12,260,342    12,726,759
                                                     ============  ============




     The accompanying notes are an integral part of the financial statements.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each fiscal period presented.

INSTITUTIONAL SHARES

                              FOR THE  FOR THE
                               NINE-    THREE-
                               MONTH    MONTH
                              PERIOD    PERIOD         FOR THE FISCAL
                             SEPT. 30,  ENDED     YEARS ENDED SEPTEMBER 30,
                               1995    DEC. 31, -----------------------------
                            (UNAUDITED) 1994   1994   1993   1992   1991   1990
                             --------- ------ ------ ------ ------ ------ ------

NET ASSET VALUE,
 BEGINNING OF PERIOD........... $8.30  $9.23 $10.95  $8.29  $7.66  $6.99 $10.25
                               ------ ------ ------ ------ ------ ------ ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.........  0.26a  0.10a  0.32a  0.40   0.45   0.49   0.64
 Net realized and unrealized gain
  (loss) on investments........  0.20  (0.05) (0.92)  2.67   0.63   0.67  (3.16)
                               ------ ------ ------ ------ ------ ------ ------
   Total from investment
    operations.................  0.46   0.05  (0.60)  3.07   1.08   1.16  (2.52)
                               ------ ------ ------ ------ ------ ------ ------
DISTRIBUTIONS
 From net investment income.... (0.26)a(0.10)a(0.31)a(0.41) (0.45) (0.49) (0.64)
 From net realized gain on
  investments..................  0.00  (0.77) (0.67)  0.00   0.00   0.00  (0.10)
 From tax return of capital.... (0.12)b(0.11)b(0.14)b 0.00   0.00   0.00   0.00
                               ------ ------ ------ ------ ------ ------ ------
   Total distributions......... (0.38) (0.98) (1.12) (0.41) (0.45) (0.49) (0.74)
                               ------ ------ ------ ------ ------ ------ ------

NET ASSET VALUE, END OF PERIOD. $8.38  $8.30  $9.23 $10.95  $8.29  $7.66  $6.99
                               ====== ====== ====== ====== ====== ====== ======

Total Return................... 5.84%c 0.65%c(5.22)% 37.76% 14.49%19.56%(26.11)%

Ratios/Supplemental Data
 Net assets, end of period
  (in 000'S)................ $100,032      $116,268       $66,521       $18,481
                                    $105,569     $141,672        $54,880
 Ratio of expenses to average
  net assets................... 1.29%* 1.28%* 1.22%  1.24%  1.37%  1.25%  1.54%
 Ratio of net investment income
  to average net assets........ 4.27%*a4.35%*a2.87%a 4.37%  5.75%  7.36%  7.25%

Portfolio Turnover.............70.06%*37.55%*90.11% 61.47% 28.05% 16.24% 24.98%

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

--------------------------------------------------------------------------------

INSTITUTIONAL SHARES - continued

--------------------------------

*    Annualized.

a Dividend receipts from REIT investments generally may include a return of capital. For financial reporting purposes, through September 30, 1993, the Fund recorded all dividend receipts, including the returns of capital, as net investment income. As more fully explained in Note 2, the Fund changed its dividend recognition policy during the fiscal year ended September 30, 1994. The financial highlights for the years ended September 30, 1990 through 1993 have not been restated.

b Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. As more fully explained in Note 2, the Fund, for the fiscal year ended September 30, 1994, adopted a recently released accounting pronouncement affecting the presentation of distributions to shareholders. The financial highlights for the years ended September 30, 1990 through 1993 have not been restated.

c The total returns for the fiscal periods ended September 30, 1995 and December 31, 1994 have not been annualized.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout the fiscal period presented.

ADVISOR SHARES
                             FOR THE PERIOD
                              MAY 15, 1995
                      (COMMENCEMENT OF OPERATIONS)
                         THROUGH SEPT. 30, 1995
                              (UNAUDITED)
                              -----------

NET ASSET VALUE,
 BEGINNING OF PERIOD...........  $8.00
                                ------

INCOME FROM INVESTMENT OPERATIONS
 Net investment income.........   0.13a
 Net realized and unrealized gain
  on investments...............   0.53
                                ------
   Total from investment
    operations.................   0.66
                                ------

DISTRIBUTIONS
 From net investment income....  (0.17)a
 From net realized gain on
  investments..................   0.00
 From tax return of capital....  (0.08)a
                                ------
   Total distributions.........  (0.25)
                                ------

NET ASSET VALUE, END OF PERIOD.  $8.41
                                ======

Total Return...................   8.28%b

Ratios/Supplemental Data
 Net assets, end of period
  (in 000'S)................... $2,778
Ratio of expenses to average
 net assets....................   2.01%*
Ratio of net investment income
 to average net assets.........   4.70%*a
Portfolio Turnover.............  70.06%*




     The accompanying notes are an integral part of the financial statements.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

--------------------------------------------------------------------------------

ADVISOR SHARES - continued

--------------------------

*    Annualized.

a    See Note 2 to Financial Statements.

b This result does not include the sales charge. If the charge had been included, the return would have been lower. The total return for the fiscal period ended September 30, 1995 has not been annualized.







































     The accompanying notes are an integral part of the financial statements.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                     SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

Heitman Securities Trust (the "Trust") is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized on September 15, 1988, as a Massachusetts business trust under a Master Trust Agreement. The Master Trust Agreement permits the issuance of an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets. Heitman Real Estate Fund (the "Fund") was organized as a series of the Trust on September 15, 1988 and shares of the Trust representing interests in the Fund were registered with the Securities and Exchange Commission on January 4, 1989.

The Fund offers two classes of shares (Institutional Shares and Advisor Shares). Institutional Shares and Advisor Shares are substantially identical, except that Advisor Shares bear the fees that are payable under a Distribution Plan adopted by the Board of Trustees ( the "Distribution Plan") at an annual rate of 0.25% of the average daily net assets of Advisor Shares. Additionally, the Advisor Shares bear the fees payable to Service Organizations pursuant to a Shareholder Servicing Plan at an annual rate of 0.25% of the average daily net assets of Advisor Shares owned by shareholders with whom the Service Organizations have a servicing relationship. In addition to the fees paid pursuant to the Distribution Plan and the Shareholder Servicing Plan, each class bears the expenses associated with transfer agent fees and expenses, printing of their shareholder reports, registration fees, administrative, and accounting fees. Institutional Shares commenced operations on March 13, 1989 and Advisor Shares commenced operations on May 15, 1995.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT SECURITIES TRANSACTIONS AND INVESTMENT INCOME
--------------------------------------------------------
The Fund's investment securities portfolio consists primarily of investments in public companies engaged in the real estate business. Investment securities transactions are recorded on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains or losses on sales of investment securities are determined on the first-in, first-out ("FIFO") basis.

The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. For financial reporting purposes through September 30, 1993, these dividends were recorded as dividend income, and the investment in the REIT reported at market value. During the fiscal year ended September 30, 1994, effective October 1, 1993, the Fund changed its accounting policy to record the return of capital portion of dividends received as a reduction in the cost basis of its investments in the REITs. This change has no effect on the calculation of net asset value per share.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED         SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

For the year ended September 30, 1994, the return of capital portion of dividends received was based on estimates provided by the REITs to the Fund Administrator. Such estimates were adjusted to actual return of capital amounts as reported by the REITs as of December 31, 1994. These adjustments increased the cost basis of investments and investment income and decreased unrealized appreciation by $119,135 in the three-month period ended December 31, 1994.

For the nine-month period ended September 30, 1995, the return of capital portion of dividends received was estimated based upon past experience with the REITs. Such estimates will be adjusted to actual when reported by the REITs at the end of the calendar year.

Generally, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. Accordingly, the Fund's distributions to shareholders have included the return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to current taxation. In accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies ("SOP"), distributions representing a return of capital for tax purposes are charged to paid-in capital. The Fund adopted the SOP, effective October 1, 1993, the cumulative effect of which resulted in a reduction of paid-in capital of $2,751,000, and increases to accumulated undistributed income and realized gains of $1,584,000 and $1,167,000, respectively. These adjustments had no impact on the net asset value of the Fund.

The financial highlights for prior periods have not been restated to reflect the change in accounting policy for recognizing dividends received or the change in presentation for distributions to shareholders under SOP 93-2. For the fiscal years September 30, 1993, 1992, 1991 and 1990, the return of capital portion of such distributions amounted to approximately 27%, 23%, 23% and 26%, respectively, which was determined by notifications from the REITs in prior periods.

INVESTMENT SECURITIES VALUATION
-------------------------------
Investment securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. If there has been no sale, the investment security is valued at the average between the closing bid and closing offer quoted on such day. Investment securities traded only in the over-the-counter market are valued at the last price reported on the National Market System, or, if the security is not reported on the National Market System, at the last reported bid on such day. Convertible bonds for which there has been no sale are valued based on the market value of the underlying security and the conversion factor. Otherwise, the investment security is valued by such method as the Trustees shall determine in good faith to reflect its fair market value.

Because the Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with direct investments in

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED         SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

Effective May 14, 1992, Grubb & Ellis Realty Trust ("GRIT") completed its dissolution by transferring all its remaining assets to a liquidating trust. On the date of the dissolution, GRIT's shares were canceled and replaced by beneficial interests in a liquidating trust, which are not transferable. Disclosed in the annual report of GRIT dated December 31, 1991, were an estimated remaining proceeds per share of $4.17 for the liquidating trust. The last publicly quoted price on a national securities exchange for GRIT was $3.00 per share. On March 25, 1994, the Fund received a distribution from GRIT in the amount of $369,915, representing $1.95 for each share of the GRIT liquidating trust held by the Fund. The Trustees have determined that the Fund's ownership in the liquidating trust should be valued at $1.05 per share. At September 30, 1995, the Fund owned 189,700 shares of the GRIT liquidating trust for a value of $199,185.

INCOME TAXES
------------
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will not be liable for federal income taxes to the extent its taxable investment income and net realized capital gains are fully distributed to shareholders. The Fund is also subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no federal income or excise tax provisions are required. The Fund has a net tax basis capital loss carryforward of approximately $2,179,000 as of December 31, 1994, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires on December 31, 2002.

EXPENSES
--------
All expenses of the Fund (other than transfer agent fees and expenses, reports to shareholder expenses, registration and filing fees, administrative and accounting fees, expenses incurred under the Distribution Plan, and expenses incurred under the Shareholder Servicing Plan) are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED         SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT SECURITIES

For the nine-month period ended September 30, 1995, the cost of purchases and the proceeds from sales of investment securities (excluding short-term investments) aggregated $49,669,714 and $52,744,408, respectively. Cost for financial statement reporting and tax purposes is $98,774,388 and unrealized appreciation consists of:

               Gross unrealized appreciation           $7,442,202
               Gross unrealized depreciation             (530,110)
                                                       ----------
                    Net unrealized appreciation        $6,912,092
                                                       ==========

NOTE 4 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund entered into an Investment Management Agreement (the "Agreement") with Heitman/PRA Securities Advisors, Inc. (the "Advisor") on January 31, 1995. The Advisor is a wholly owned subsidiary of Heitman Financial Ltd. ("Heitman"), a wholly owned subsidiary of United Asset Management Corporation. The Fund pays the Advisor a fee for its services, calculated daily and paid monthly, at the annual rate of 0.75% of the Fund's first $100 million of average daily net assets and 0.65% of the average daily net assets of the Fund in excess of $100 million, excluding assets invested in any money market mutual fund. The Agreement provides that in the event total expenses of the Fund (exclusive of interest, taxes, brokerage expenses, distribution expenses and extraordinary items) for any fiscal year of the Fund exceed (i) 1.75% of the Fund's average net assets up to $50 million or (ii) 1.50% if the Fund's average net assets exceed $50 million, the Advisor will pay or reimburse the Fund for that excess up to the amount of its advisory fee during that fiscal year.

Prior to January 31, 1995, PRA Securities Advisors, L.P. (the "Prior Advisor") served as the Fund's advisor pursuant to an Investment Management Agreement whose terms were substantially the same as the Fund's current Agreement with the Advisor.

From the commencement of operations (March 13, 1989) through December 2, 1990, the administrative, accounting and bookkeeping services were provided to the Fund by the Prior Advisor, while transfer agent services were provided by the Trust, all costs for which were borne by the Prior Advisor. For the period December 3, 1990 through September 30, 1991, transfer agent services were provided to the Fund by Fund/Plan Services, Inc. ("FPS") with the cost being borne by the Fund. During the period December 3, 1990 through September 18, 1991, the Prior Advisor subcontracted with FPS to perform administrative, accounting and bookkeeping services to the Fund, at the Prior Advisor's cost. Under the terms of an administrative services agreement between the Trust and FPS, effective September 19, 1991, administrative, accounting and bookkeeping services were provided by FPS with the costs borne by the Fund.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED         SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
NOTE 4 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
On November 19, 1993, the Board of Trustees elected not to renew the agreement between the Fund and FPS. Effective December 4, 1993, all services previously contracted to FPS are now being performed by Rodney Square Management Corporation ("Rodney Square"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company. For accounting services provided, Rodney Square receives an annual fee of $45,000 plus an amount equal to 0.02% of that portion of the Institutional shares' average daily net assets for the year in excess of $100 million, plus any out-of-pocket expenses. In addition, for accounting services provided, Rodney Square also receives an amount equal to 0.02% of the Fund's average daily net assets with respect to the Advisor Shares, subject to a minimum annual fee of $25,000, plus any out-of-pocket expenses. Also, for administrative services provided, Rodney Square receives a monthly administration fee from the Fund at an annual rate of 0.10% of the Fund's average daily net assets, plus any out-of-pocket expenses. Additionally, for administrative services provided, the Advisor shares are subject to a minimum annual fee of $25,000. Finally, effective January 3, 1994, all transfer agent services previously contracted to FPS are now being performed by Rodney Square.

The Fund has adopted a Distribution Plan for the Advisor Shares in accordance with the regulations under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to ACG Capital Corporation, the distributor for the Advisor Shares ( "ACG" or the "Distributor") at an annual rate of 0.25% of the daily net assets of Advisor Shares of the Fund as a distribution fee. The distribution fees are used by the Distributor to finance activities primarily intended to result in the sale of Advisor Shares of the Fund. During the period ended September 30, 1995, no payments were made to the Distributor pursuant to the Distribution Plan.

The Fund has also adopted a Shareholder Servicing Plan for the Advisor Shares. Pursuant to the Shareholder Servicing Plan, the Trust contracts with Service Organizations to provide a variety of shareholder services, such as maintaining shareholder accounts and records, answering inquiries regarding the Fund, and processing purchase and redemption orders. The Fund pays fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of Advisor Shares owned by shareholders with whom the Service Organization has a servicing relationship. During the period ended September 30, 1995, no payments were made relating to the Shareholder Servicing Plan.

NOTE 5 - REMUNERATION OF TRUSTEES

Independent Trustees are each paid an annual fee of $10,000, plus $1,000 per meeting attended or $500 for participation by telephone, plus travel expenses in connection with meetings. Independent Trustees are Robert W. Beeney, Donald L. Foote, Maurice Wiener, John F. Goydas and George C. Weir. Mr. Weir is voluntarily waiving his fees.

Certain officers and trustees of the Fund are also officers and/or affiliates of the Advisor and certain shareholders.

  HEITMAN REAL ESTATE FUND [Boxed with first word in reverse print]

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED         SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

NOTE 6 - THE CUSTODIAN AGREEMENT

WTC serves as Custodian of the assets of the Fund, pursuant to an agreement dated December 6, 1993.

NOTE 7 - CHANGE IN FISCAL YEAR-END

On December 5, 1994, the Board of Trustees of the Fund voted to change the fiscal year-end of the Fund from September 30th to December 31st. This change was implemented beginning with the three-month period ended December 31, 1994.

NOTE 8 - CONTINGENCIES

During fiscal 1993 and 1994, the Trust determined that FPS had permitted shares of the Fund to be sold in numerous states, without such shares being qualified for sale under the Blue Sky laws of those states. Management believes that these registration problems resulted from the failure of FPS to exercise reasonable care in performing its obligations as administrator, and the Fund has notified FPS of the Fund's intention to seek recovery from FPS for all liabilities incurred in connection with these matters.

In most states, the Fund has completed all actions necessary to remedy these registration problems. In certain of these states, actions taken have included paying fines and/or offering rescission rights. In those states where actions remain to be taken, the Fund may be subject to similar obligations. To date, most costs of remedying the problems have been borne by FPS and the balance by the Prior Advisor. The Fund has not borne any costs to date.

The Fund maintains liability insurance and has notified its insurance carrier of potential claims that may be asserted with respect to these matters. Additionally, the Advisor and Heitman have agreed to indemnify the Fund and hold it harmless for any amount not so covered by FPS or the insurance carrier to the extent not reimbursed by insurance, without a limitation on the aggregate amount, subject to having the right to control all proceedings and settlement discussions with state regulators and others relating to this matter and obtaining the Trust's right of recourse against third parties.

In Management's opinion, any remaining contingent liabilities that may be incurred by the Fund in connection with these registration matters will not have a material adverse effect on the financial condition or results of operations of the Fund.

             INVESTMENT ADVISOR
    Heitman/PRA Securities Advisors, Inc.
    180 North LaSalle Street, Suite 3600
             Chicago, IL  60601

                  OFFICERS
        Michael T. Oliver, President
Dean A. Sotter, Vice President and Treasurer
          Nancy B. Lynn, Secretary
    Timothy J. Pire, Assistant Secretary
    Laurie V. Brooks, Assistant Secretary          HEITMAN REAL ESTATE FUND
     John J. Kelley, Assistant Treasurer           [Boxed with first word in
                                                          reverse print]
              BOARD OF TRUSTEES
              Robert W. Beeney
               Donald L. Foote
               John F. Goydas
              Michael T. Oliver
               George C. Weir
               Maurice Wiener

DISTRIBUTOR - HEITMAN/PRA INSTITUTIONAL CLASS
      Rodney Square Distributors, Inc.
             Rodney Square North
            1100 N. Market Street
            Wilmington, DE 19890

         DISTRIBUTOR - ADVISOR CLASS
           ACG Capital Corporation
       1661 Tice Valley Boulevard #200
           Walnut Creek, CA  94595
               (800) 888-REIT

                  CUSTODIAN
          Wilmington Trust Company
             Rodney Square North
            1100 N. Market Street
            Wilmington, DE  19890

      TRANSFER AGENT AND ADMINISTRATOR                 QUARTERLY REPORT
    Rodney Square Management Corporation
             Rodney Square North
            1100 N. Market Street                     September 30, 1995
            Wilmington, DE  19890

             TRUST HEADQUARTERS
    180 North LaSalle Street, Suite 3600
             Chicago, IL  60601
               (800) 435-1405






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